EXHIBIT 10.3

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                           INVESTORS' RIGHTS AGREEMENT


         THIS INVESTORS' RIGHTS AGREEMENT is made as of the 10th day of July, 2000 by and among Avatar Systems, Inc., a Texas corporation (the "Company"), Cybertec Holdings, Plc ("Cybertec"), Merchants Capital Holdings, Ltd. ("MCH"), Stephen A. Komlosy ("Komlosy"), Robert C. Shreve, Jr., Tim Allen and Gregg Allen (each of whom is referred to herein as an "Investor") and collectively as "Investors").

         The Company and each of the Investors are either parties to the Stock Purchase Agreement of even date or certain exhibits attached thereto (the "Purchase Agreement"), pursuant to which the Company sold and Cybertec purchased 1,600,000 shares of Common Stock of the Company. In order to induce Cybertec to invest funds in the Company pursuant to the Purchase Agreement, the Company and the Investors hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register pursuant to the terms herein shares of Common Stock purchased by Cybertec, shares of Common Stock owned by the Investors and shares of common stock issuable to the Investors upon exercise of the Warrants issued to the Investors pursuant to the Purchase Agreement.

         INTENDING TO BE LEGALLY BOUND, and in consideration of the mutual agreements stated below and in the Purchase Agreement, the parties hereby agree as follows:

         1.       Definitions.

                  1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                           (a)  "Commission"   shall  mean  the  Securities  and
                  Exchange Commission or any other federal agency at the time administering the Securities Act.

                           (b) "Common Stock" shall mean the Common Stock, $1.00
                  par value, of the Company or any successor security intended to be Common Stock.

                           (c) "Convertible  Securities" shall mean any security
                  that is convertible into or exchangeable for any shares of the Company's capital stock or other equity interests in the Company.

                           (d) "Exchange Act" shall mean the Securities Exchange
                  Act of 1934, as amended.

                           (e) "Form  S-1,  Form SB-1,  Form S-2,  Form SB-2 and
                  Form S-3" shall mean a registration statement Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, respectively, promulgated by the Commission or any substantially similar form then in effect.

                           (f)  "Investors"   shall  mean,   collectively,   the
                  Investors, their assignees and transferees, and individually, a Investor and any transferee or assignee of such Investor.


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                           (g)  "Person"  means  any  individual,   corporation,
                  partnership,   limited  liability  company,   trust,   estate,
                  association, cooperative, government or governmental entity (or any branch, subdivision or agency thereof) or any other entity.

                           (h) "Public Offering" shall mean a public offering of
                  the Company's Common Stock pursuant to the Securities Act.

                           (i) "Public  Merger" means the completion of a merger
                  of the Company into, or the acquisition of the Company by, a public non-operating U.S. company (the "Public Company").

                           (j) The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

                           (k) "Registrable Securities" shall mean the Shares (as defined herein) so long as such shares either (a) are ineligible for sale under subparagraph (k) of Rule 144, or (b) constitute more than 10% of the Company's outstanding Common Stock.

                           (l) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 1 hereof, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such Registration and the reasonable fees and disbursements of counsel for the Selling Stockholders, as selling stockholders.

                           (m) "Registration Statement" shall mean Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, whichever is applicable.

                           (n) "Restriction  Termination  Date" shall mean, with
                  respect to any Registrable Securities, the earlier of (i) the date that such Registrable Securities shall have been
                  Registered and sold or otherwise disposed of in accordance with the intended method of distribution by the seller or sellers thereof set forth in the Registration Statement covering such securities or transferred in compliance with Rule 144, and (ii) the date that an opinion of counsel to the Company containing reasonable assumptions (which opinion shall be subject to the reasonable approval of counsel to any affected Purchaser) shall have been rendered to the effect that any legends on the certificates of the Registrable Securities can be properly removed in which event the Company shall be obligated to effectuate such removal.

                           (o) "Rule 144" shall mean Rule 144 promulgated by the
                  Commission pursuant to the Securities Act.


INVESTORS' RIGHTS AGREEMENT - Page 2

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                           (p) "Securities Act" shall mean the Securities Act of
                  1933, as amended.

                           (q) "Selling  Expenses"  shall mean all  underwriting
                  discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

                           (r) "Selling Stockholders" shall mean a holder of Registrable Securities who requests Registration under Section 2 herein.

                           (s) "Shares" shall mean the 1,600,000 shares of Common Stock purchased by Cybertec pursuant to the Purchase Agreement, shares of Common Stock of the Company currently owned by the Investors, shares of Common Stock issued or to be issued to an Investor upon exercise of options or warrants issued to such Investor, shares of Common Stock purchased by any Investor or issued to any Investor pursuant to Section 4 hereof, and any shares of Common Stock purchased by any Investor from the Company or other shareholders of the Company from time-to-time.

         Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         2. Registration Rights. The Company covenants and agrees as follows:

                  2.1 Required Registration. If the Company shall be requested by holders of at least a majority of the outstanding Shares entitled to request registration as set forth in Section 2.2(a) to effect the
Registration of Registrable Securities, then the Company shall promptly give written notice of such proposed Registration to all holders of Shares, and thereupon the Company shall promptly use its best efforts to effect the Registration of the Registrable Securities that the Company has been requested to Register for disposition as described in the request of such holders of Shares and in any response received from any of the holders of Shares within ten
(10) days or such longer period as shall be set forth in the notice, after the giving of the written notice by the Company; provided, however, that the Company shall not be obligated to effect any Registration except in accordance with the following provisions:

                           (a) The Company  shall not be  obligated  to file and
                  cause to become effective more than two (2) Registration Statements in which Registrable Securities are Registered pursuant to this Section 2.1. A Registration requested pursuant to this Section 2.1 is referred to herein as a "Demand Registration." A Registration shall not count as a Demand Registration until it has become effective and the holders of Registrable Securities are able to register and to sell all of the Registrable Securities requested to be included in such Registration.


INVESTORS' RIGHTS AGREEMENT - Page 3

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                           (b) The  Company  shall  not  include  in any  Demand
                  Registration   any  securities   which  are  not   Registrable
                  Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such Registration, unless the holders of Registrable Securities are able to register and to sell all of the Registrable Securities requested to be included in such Registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration, prior to the
                  inclusion  of  any  securities   which  are  not   Registrable
                  Securities,   all  Registrable   Securities  requested  to  be
                  included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

                           (c)  The  Company  shall  not be  required  to file a
                  registration statement pursuant to this Section 2.1: (i) within six (6) months after any other registration by the Company (other than under "Excluded Forms," as defined in
                  Section 2.2(a) below) or (ii) for six (6) months after the request for Registration under this Section 2.1 if the Company is then engaged in negotiations regarding a material transaction for which it has reasonable expectations of consummating and which has not otherwise been publicly disclosed, or such shorter period ending on the date, whichever first occurs, that such transaction is publicly disclosed, abandoned or consummated.

                           (d) The registration  rights granted pursuant to this
                  Section 2.1 shall have no force or effect until the earlier of
                  (i) the Company having completed a Public Merger, or (ii) the Company otherwise having become obligated to file periodic or other reports pursuant to Section 13 of the Exchange Act.

                  2.2      Piggyback Registration.

                           (a) Each time that the Company proposes to Register a
                  Public Offering solely of its Common Stock other than pursuant to a Registration Statement on Form S-4 or Form S-8 or similar or successor forms (collectively, "Excluded Forms"), the Company shall promptly give written notice of such proposed Registration to all holders of Shares, which shall offer such holders the right to request inclusion of any Registrable Securities in the proposed Registration.

                           (b) Each holder of Shares shall have thirty (30) days
                  or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Registrable Securities such holder intends to sell and the holder's intended plan of disposition.

                           (c) In the event that the  proposed  Registration  by
                  the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under
                  Section 2.2(b) may specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such Registration.


INVESTORS' RIGHTS AGREEMENT - Page 4

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                           (d) Upon  receipt of a written  request  pursuant  to
                  Section 2.2(b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be
                  Registered,   to  the  extent   required  to  permit  sale  or
                  disposition as set forth in the written request.

                           (e)  Notwithstanding  the foregoing,  if the managing
                  underwriter of an underwritten public offering determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Registrable Securities (such other shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, then the number of such shares to be included in such underwritten public offering shall be reduced, and shares shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter, first, to the extent necessary, by excluding Other Shares, pro rata, based on the number of shares of Other Shares each such holder proposed to include, and then, to the extent necessary, by excluding Registrable Securities, pro rata, based on the number of shares of Registrable Securities each such holder proposed to include; provided, however, that this provision shall not be applicable to any shares of stock requested to be registered by a Stockholder exercising a Demand Registration right. Notwithstanding any other provisions of this Section, if the underwritten offering is a Company registration, then the shares being sold by the Company shall not be excluded from such offering.

                           (f)  All  Shares   that  are  not   included  in  the
                  underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 6 months following a public offering, that the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering. The holders of such Shares shall execute such documentation as the managing underwriter reasonably requests to evidence this lock-up.

                  2.3 Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Section 2 to use its best efforts to effect the Registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

                           (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective in accordance with
                  Section 2.3(b) hereof, keeping each Selling Stockholder advised as to the initiation, progress and completion of the Registration;

                           (b) prepare and file with the Commission such amendments and supplements to such Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for six months or, if shorter, until all Registrable Securities covered by such Registration Statement have been sold, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement;


INVESTORS' RIGHTS AGREEMENT - Page 5

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                           (c) furnish to each Selling  Stockholder  such number
                  of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

                           (d) use its best  efforts to  register or qualify the
                  Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each Selling Stockholder shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes; and

                           (e) at any time  when a  prospectus  covered  by such
                  Registration Statement is required to be delivered under the Securities Act within the appropriate period mentioned in
                  Section 2.3(b) hereof, notify each Selling Stockholder of the happening of any event as a result of which the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare, file and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing.

                  2.4 Expenses. The Company shall pay all Registration Expenses incurred by the Company in complying with this Section 2; provided, however, that all Selling Expenses applicable to the Registrable Securities covered by registrations effected pursuant to
         Section 2.2 hereof shall be borne by the seller or sellers thereof, based on the number of Registrable Securities sold by such seller or sellers.

                  2.5 Information Furnished by Selling Stockholders. It shall be a condition precedent to the Company's obligations under this Agreement as to any Selling Stockholder that each Selling Stockholder furnish to the Company in writing such information regarding such Selling Stockholder and the distribution proposed by such Selling Stockholder as the Company may reasonably request.


INVESTORS' RIGHTS AGREEMENT - Page 6

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                  2.6      Indemnification.

                           (a)    Company's     Indemnification    of    Selling
                  Stockholders. The Company shall indemnify each Selling Stockholder, each of its officers, directors and constituent partners, and each Person controlling such Selling Stockholder, and each underwriter thereof, if any, and each of its officers, directors, constituent partners, and each Person who controls such underwriter, against all claims, losses, damages or liabilities (or actions in respect thereof) suffered or incurred by any of them, to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement covering the sale of Registrable Securities or any related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to actions or inaction required of the Company in connection with any such Registration; and the Company will reimburse each such Selling Stockholder, each such underwriter, each of their officers, directors and constituent partners and each Person who controls any such Selling Stockholder or underwriter, for any legal and any other expenses as reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not to be unreasonably withheld or delayed); and provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Selling
                  Stockholder, underwriter, controlling Person or other indemnified Person for use in connection with the offering of securities of the Company.

                           (b) Selling Stockholders' Indemnification of Company.
                  Each Selling Stockholder shall indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's Registrable Securities covered by a Registration Statement, each Person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Selling Stockholder, each of its officers, directors and constituent partners and each Person controlling such other Selling Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Selling Stockholder of any rule or regulation promulgated under the Securities Act applicable to such Selling Stockholder and relating to actions or inaction required of such Selling Stockholder in connection with the

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                  Registration  of the Registrable  Securities  pursuant to such
                  Registration  Statement;  and will reimburse the Company, such
                  other  Selling   Stockholders,   such   directors,   officers,
                  partners, Persons, underwriters and controlling Persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; such indemnification and reimbursement shall be to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder for use in connection with the offering of Registrable Securities.

                           (c) Indemnification Procedure. Promptly after receipt
                  by an indemnified party under this Section 2.6 of notice of the commencement of any action which may give rise to a claim for indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 2.6, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are conflicting interests between the indemnified parties and the indemnifying party (in which case, if the indemnified parties notify the indemnifying party in writing that they elect to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified parties; it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for all indemnified parties, which counsel shall be designated in writing by the holder of a majority of the Registrable Securities).

                           (d) Contribution. If the indemnification provided for
                  in this Section 2.6 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses,

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                  claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or
                  alleged   omission  to  state  a  material   fact  relates  to
                  information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim.

                           (e) Limitation on Liability. Notwithstanding any provision of this Section 2 of this Agreement to the contrary, the aggregate liability of each Selling Stockholder in connection with any Registration Statement shall be limited to the aggregate proceeds paid to such Selling Stockholder upon the sale of such Selling Stockholder's Registrable Securities pursuant to such Registration Statement.

         3.       Covenants of the Company.

                  3.1 Notification of Stop Orders. The Company will notify the holders of Registrable Securities included in a Registration Statement of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                  3.2 Listing of Common Stock. If the Common Stock is then listed on a national securities exchange, the Company will use its best efforts to cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, the Company will use its best efforts to facilitate the reporting of the Registrable Securities on the Nasdaq National Market or Nasdaq SmallCap Market.

                  3.3 Company's Facilitation of Disposition of Registrable Securities. The Company will take all other reasonable actions necessary to expedite and facilitate disposition of the Registrable Securities by the holders thereof pursuant to the Registration Statement.

                  3.4 Rule 144. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company, after it has become obligated to file periodic or other reports pursuant to
         Section 13 of the Exchange Act (a "Reporting Company") agrees to:


INVESTORS' RIGHTS AGREEMENT - Page 9

                           (a) make and keep public  information  available,  as
                  those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the general public;

                           (b) file with the  Commission  in a timely manner all
                  reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                           (c) furnish to each holder of Shares, so long as such
                  holder of Shares owns any Shares, forthwith upon written request: (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested and as is publicly available in availing the holders of Shares of any rule or regulation of the Commission which permits the selling of any such securities without registration.

                  3.5 Drafts of Prospectus Pages Referring to Selling Stockholders. Prior to the filing of the Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, the Company will provide each Selling Stockholder with copies of all pages thereto, if any, which reference such Selling Stockholder.

                  3.6 Delivery of Financial Statements. After the Company becomes a Reporting Company, it shall deliver to each Investor:

                           (a) as soon as  practicable,  but in any event within
                  ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders' equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principals ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                           (b) within forty-five (45) days of the end of each quarter, an unaudited income statement and statement of cash flows and balance sheet for and as of the end of such quarter, in reasonable detail comparing actual performance to budget;

                           (c) as soon as practicable, but in any event forty-five (45) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a quarterly basis, including balance sheets and statements of cash flows for such quarter and, as soon as prepared, statements of operating goals for each of the Company's functional units and any other budgets or revised budgets prepared by the Company;


INVESTORS' RIGHTS AGREEMENT - Page 10

                           (d) with respect to the financial  statements  called
                  for in  subsections  (b)  and  (c) of  this  Section  3.6,  an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment; and

                           (e) such other information  relating to the financial
                  condition, business, prospects or corporate affairs (including press releases and the like) of the Company as such Investor or any assignee of such Investor may from time-to-time reasonably request, provided, however, that the Company shall not be obligated under this Subsection (e) or any other subsection of Section 3.6 to provide information which the Company's Board deems in good faith to be a trade secret or similar confidential information or which is available to the general public.

                  3.7 Inspection. The Company shall permit each Investor, at such Investor's expense, upon reasonable written notice, to visit, during normal business hours, and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers; provided, however, that the Company shall not be obligated pursuant to this Section 3.7 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

                  3.8 Tax Matters. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

                  3.9 Maintenance of Properties and Leases. The Company will keep its properties and those of its subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its subsidiaries will at all times comply with each material provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such provision might have a material and adverse effect on the condition, financial or otherwise, or operations of the Company.

                  3.10 Insurance. The Company will keep its assets and those of its subsidiaries which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.


INVESTORS' RIGHTS AGREEMENT - Page 11

                  3.11 Accounts and Records. The Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

                  3.12 Maintenance of Corporate Existence. The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it or any subsidiary and deemed by the Company to be necessary to the conduct of their business.

                  3.13 Notice of Breach. The Company shall furnish to each Investor within ten (10) days after becoming aware of (a) any material default or breach of the terms of this Agreement, the Purchase Agreement, or the Shareholders Agreement (collectively, the "Transaction Agreements"), or any document or agreement delivered in connection with the Transaction Agreements, or (b) any material adverse event affecting the Company or its business, financial condition, operations, prospects or affairs, a statement setting forth, in reasonable detail, such default, breach or event, including the Company's proposed response thereto.

                  3.14 Maintenance of a Standard System of Accounting. The Company will maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

         4. Right of First Offer. Subject to the terms and conditions specified in this Section 4, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Offer Shares (as hereinafter defined). Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Offer Shares"), the Company shall first make an offering of such Offer Shares to each Investor in accordance with the following provisions:

                  4.1 The Company shall deliver a notice by certified mail ("Notice") to each Investor stating (a) its bona fide intention to offer such Offer Shares, (b) the number of such Offer Shares to be offered, (c) a full description of the Offer Shares, and (d) the price and terms upon which it proposes to offer such Offer Shares.

                  4.2 Within 20 calendar days after receipt of the Notice, each Investor may elect in writing to purchase, at the price and on the terms specified in the Notice, up to the total number of Offer Shares.

                  4.3 If over-subscribed, the right of first offer granted hereunder to the Investors shall be allocated among the Investors pro rata, based on their respective aggregate holdings of Shares. If an Investor does not elect to purchase his entire pro rata portion of the Offer Shares, then the other Investors may purchase such non-participating Investor's unsubscribed portion. The non-participating Investor's unsubscribed portion of the Offer Shares shall be allocated among the other Investors pro rata, based on their respective aggregate holdings of Shares.


INVESTORS' RIGHTS AGREEMENT - Page 12

                  4.4 If all Offer Shares that Investors are entitled to obtain pursuant to subsections 4.2 and 4.3 are not elected to be obtained as provided in such subsection, the Company may offer and sell the remaining unsubscribed portion of such Offer Shares to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice.

                  4.5 The right of first offer in this Section 4 shall not be applicable to:

                           (a) options, warrants, or any other security, including shares of Common Stock granted or issued pursuant to or under any stock option or stock purchase agreement, plan or other compensatory arrangement to employees, directors and consultants: (x) in effect on the date hereof, or (y) otherwise approved by the Board of Directors of the Company;

                           (b) Common  Stock,  options,  warrants,  or any other
                  security issued as a stock dividend or upon any subdivision or combination of shares of Common Stock;

                           (c) Common  Stock,  options,  warrants,  or any other
                  security issued upon conversion or exercise of any convertible securities, options or warrants of the Company outstanding on the date hereof, or issued in compliance with this Section 4 or issued pursuant to the Transaction Agreements;

                           (d) Common  Stock,  options,  warrants,  or any other
                  security issued in connection with the acquisition of the outstanding capital stock of another corporation by the Company or the merger of another corporation into the Company;

                           (e) Common  Stock,  options,  warrants,  or any other
                  security issued as consideration for the acquisition by the Company or a subsidiary of any of the assets of another person;

                           (f) Common Stock issued in  connection  with a Public
                  Offering;

                           (g) Common  Stock,  options,  warrants,  or any other
                  security issued to the Company's customers, vendors, or suppliers, outstanding on the date hereof or approved by the director who was nominated to the Board by Cybertec;

                           (h) Any de minimis  issuances  of Common Stock by the
                  Company, provided, however, that any such issuance is approved by the director who was nominated to the Board of Cybertec; and

                           (i)  Common  Stock  or  other  securities  issued  in
                  connection with a debt financing, corporate partnering arrangement, joint venture or other arrangement that is not intended to serve as an equity financing for the Company.


INVESTORS' RIGHTS AGREEMENT - Page 13

                  4.6 The Right of First Offer shall terminate on the date of the earlier to occur: (i) completion by the Company of a Public Offering which nets the Company at least $10 million or (ii) the Shares owned by the Investors as a group constitute less than 10% of the issued and outstanding shares of the Company's Common Stock (on a fully diluted basis).

         5.       Miscellaneous.

                  5.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities who shall be treated as "Investors" with respect to such shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  5.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Texas without giving effect to conflict of law principles. Any legal action, suit or proceeding arising out of or relating to this Agreement may be instituted in any state or federal court of competent jurisdiction in the State of Texas, and each party waives any objection which such party may now or hereafter have to the laying of the venue in the County of Dallas of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court.

                  5.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  5.4 Titles and Subtitles. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  5.5 Notices. Unless otherwise provided, all notices, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (i) when delivered personally, (ii) three business days after being mailed by first-class mail, postage prepaid, or (iii) one business day after being sent by a reputable overnight delivery service, postage or delivery charges prepaid, to the parties at their respective addresses stated on the signature page of this Agreement. Notices may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence. Any party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to the other parties in accordance with this Section 5.5, except that any such change of address notice shall not be effective unless and until received.

                  5.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.


INVESTORS' RIGHTS AGREEMENT - Page 14

                  5.7 Amendments and Waivers. No failure or delay on the part of any holder of the Registrable Securities in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding or securities exercisable for or convertible into Registrable Securities, each future holder of all such Registrable Securities, and the Company.

                  5.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  5.9 Confidential Information. Each Investor acknowledges that the information received by them pursuant to Sections 3.6 and 3.7 of this Agreement may be confidential. Each Investor agrees that it will not use such Confidential Information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any third person (other than its employees, agents or attorneys), except in connection with the exercise of any right hereunder. For purposes of this Section 5.9, "Confidential Information" shall not include any information that: (a) is or becomes generally available to the public other than as a result of a disclosure by the Company or any of its directors, officers, employees or agents, (b) is or becomes available to the Investors on a non-confidential basis from a source other than the Company, or (c) is independently acquired or developed by the Investors without violating any of the Investors' obligations under this Agreement.

                  5.10 Entire Agreement. This Agreement (including the Exhibits hereto, if any) and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.





INVESTORS' RIGHTS AGREEMENT - Page 15

         IN WITNESS WHEREOF, the parties have executed this Shareholders' Agreement on the day and year indicated above.

                                     THE COMPANY:

                                     AVATAR SYSTEMS, INC.


                                     By:              /s/ Robert C. Shreve, Jr.
                                        ----------------------------------------
                                        Robert C. Shreve, Jr., President

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------
                                     Telephone No.:
                                                   -----------------------------
                                     Facsimile No.:
                                                   -----------------------------


                                     INVESTORS:

                                     CYBERTEC HOLDINGS, PLC


                                     By:              /s/ Stephen A. Komlosy
                                        ----------------------------------------
                                        Stephen A. Komlosy, Managing Director

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------
                                     Telephone No.:
                                                   -----------------------------
                                     Facsimile No.:
                                                   -----------------------------


                                     MERCHANTS CAPITAL HOLDINGS, LTD.


                                     By:              /s/ Geoffrey Dart
                                        ----------------------------------------
                                        Geoffrey Dart, Managing Director

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------
                                     Telephone No.:
                                                   -----------------------------
                                     Facsimile No.:
                                                   -----------------------------


                                                      /s/ Stephen A. Komlosy
--------------------------------------------------------------------------------
                                     STEPHEN A. KOMLOSY

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------
                                     Telephone No.:
                                                   -----------------------------
                                     Facsimile No.:
                                                   -----------------------------


                                     STOCKHOLDERS:


                                                      /s/ Robert C. Shreve, Jr.
--------------------------------------------------------------------------------
                                     ROBERT C. SHREVE, JR.

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------
                                     Telephone No.:
                                                   -----------------------------
                                     Facsimile No.:
                                                   -----------------------------


                                                      /s/ Tim Allen
--------------------------------------------------------------------------------
                                     TIM ALLEN

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------
                                     Telephone No.:
                                                   -----------------------------
                                     Facsimile No.:
                                                   -----------------------------


                                                      /s/ Gregg Allen
--------------------------------------------------------------------------------
                                     GREGG ALLEN

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------
                                     Telephone No.:
                                                   -----------------------------
                                     Facsimile No.:
                                                   -----------------------------